MERCHANDISE SOURCING AGREEMENT


This Merchandise Sourcing Agreement (this "Agreement") is made and entered into as of the 18TH day of FEBRUARY, 1999, by and between DS-MAX U.S.A. Inc., a California corporation ("Company"), and Bell Sports, Inc. a California corporation ("BSI"), Bell Sports Canada Inc., a Quebec, Canada corporation ("BSC") and Bell Sports Australia Pty Ltd., an Australian corporation ("BSA") (collectively "Bell").

WHEREAS Bell is in the business of obtaining and selling to third parties various types of bicycle helmets and other bicycle accessories;

AND WHEREAS the Company and its related companies are in the business of, among other things, locating independent product and service suppliers in Asia and facilitating product acquisition from Asia and business operations in Asia for merchandisers;

AND WHEREAS Bell desires to have the Company facilitate Bell's purchase of bicycle helmets and bicycle accessories in Asia;

AND WHEREAS the Company desires to facilitate Bell's purchase of bicycle helmets and bicycle accessories in Asia;

NOW THEREFORE in consideration of the mutual covenants and promises contained in this Agreement, the parties hereto agree as follows:


                                    ARTICLE 1

                                   APPOINTMENT

1.1      Retention
         ---------

Bell hereby retains the Company as Bell's sole and exclusive buying agent for the purchase, in accordance with the terms hereof, of bicycle helmets and bicycle accessories manufactured in, and distributed from China, Taiwan, Hong Kong, Thailand, Indonesia, Pakistan, India, South Korea and Singapore ("Asia") for use by BSI, BSC and BSA (individually "Product" and collectively "Products"). The parties acknowledge that the definition of Products shall exclude, and this Agreement shall not relate to, unless otherwise agreed: (i) any bicycle helmet or bicycle accessory manufactured outside of Asia; (ii) any bicycle helmet or bicycle accessory manufactured by Bell or any of its affiliates; (iii) any bicycle helmet or bicycle accessory acquired for use by any division of Bell other than BSI, BSC or BSA, unless otherwise agreed, or
(iv) the purchase by Bell or its affiliates of product lines for which Bell or its affiliates act as a distributor, including, without limitation, the Smith, Fizyk, Rock Shox and Vittoria Tires product lines.

                                       2
1.2      Acceptance
         ----------

The Company hereby agrees to be Bell's sole buying agent for Bell's purchase, in accordance with the terms hereof, of Product.

                                   ARTICLE II

                            SERVICES AND COMPENSATION
                            -------------------------


2.1      Orders
         ------

Bell will place orders for Products with suppliers identified by the Company and approved by Bell, and the Company will serve as Bell's buying agent to purchase such Products. Bell will send purchase orders to the Company and the Company will forward Bell's purchase orders to the suppliers.

2.2      Advances
         --------

To permit Bell to pay its Asian suppliers in accordance with the suppliers' terms or the terms of Bell's purchase order, the Company may from time to time advance on Bell's behalf and for Bell's account only a revolving line of credit with the Company ("Loan Advance"). Any Loan Advance required to pay expenses associated with Product, including (without limitation) payments to suppliers, cost of samples, courier costs, third party costs and all other associated expenses (hereinafter collectively the "Purchase Price") shall be repaid within 45 days of Bell's receipt of the Products for which the Loan Advance was made without regard to the date of the Loan Advance. No interest will accrue on any such Loan Advance providing however that in the event of any default in the timely repayment of the Loan Advance, interest shall accrue from the date of default to the date of payment at the rate of 1.5% per month. If Bell defaults in repayment of any Loan Advance, in addition to any other rights and remedies available to the Company, the full outstanding aggregate balance of Loan Advances may at the Company's sole and absolute discretion become immediately due and payable, without further demand by the Company and the Company may cease rendering any or all services provided by it pursuant to this Agreement.

2.3      Compensation
         ------------

Bell shall pay the Company as compensation for its services pursuant to this Agreement, a fee equal to 6% of the Purchase Price net of any taxes (the "Fee") within 45 days from Bell's receipt of the Products on which the Fee is based. For the purposes of this Agreement receipt of the Product by Bell shall be deemed to have occurred upon the date which is the later of the date specified for delivery of the Product as set out in Bell's Purchase Order or the Product is available for shipment from the port of origin. The Fee will not be included in the Purchase Price of the Products but will be separately designated on the invoice.

                                       3
2.4      No Liability
         ------------

The Company shall not take title to or possession of any Products, shall not have any interest in any Products, shall not have any obligation to accept returns, and shall not bear the responsibility for the risk of loss of Product.



                                   ARTICLE III

                            COVENANTS OF THE COMPANY

3.1      Conduct of Business Generally
         -----------------------------

The Company agrees to conduct its business, including, without limitation, to use its personnel, facilities, goodwill, know-how, computer systems, communications network and financial resources, to (i) identify sources of Product and (ii) ensure that requisitions for Product placed by Bell with sources identified by the Company result in timely delivery to Bell of Products of quality and price acceptable to Bell. Without limiting the foregoing, the Company agrees that it will:

(a) provide staff and internal systems sufficient to satisfy its obligations hereunder and to permit Bell to eliminate personnel involved in the sourcing of Product;

(b) assist in the negotiation of the most favorable pricing and other terms relating to the purchase of Product by Bell;

(c) act as a liaison between Bell's design and marketing personnel and sources of Product regarding design and engineering issues;

(d) Provide adequate facilities in Hong Kong to accommodate office show rooms, meeting space and the test facility referenced in Section 3.3; and

(e) Provide adequate supervision of all persons employed or engaged by it in connection with the satisfaction of its obligations hereunder.

3.2      Order Placement, Product Shipment, Rejected Product
         ---------------------------------------------------

The Company will place orders for Product on behalf of Bell only upon written instruction from Bell and only upon such terms and specifications as Bell shall designate. The Company is not authorized to place any such order with a source other than the specific source approved by Bell for that order.

The Company will, at Bell's direction, (i) coordinate shipment of Product, including consolidations, coordination and delivery thereof and (ii) prepare the documentation related to Product shipments. The Company will, at Bell's request, assist in expediting Product shipment.

The Company will, at Bell's request, return Products rejected by Bell or the Company and, at Bell's request, make appropriate claims against the source of such rejected Product, including, without limitation, claims for refund or credit.

3.3      Sampling, Test Facility and Quality Control
         -------------------------------------------

The Company will assist Bell in ensuring that Product purchased by Bell is manufactured in accordance with Bell's specifications. Without limiting the foregoing, the Company will without discretion, in conformity with standards, specifications and other direction supplied from time to time by Bell: (i) collect samples of Product and arrange for the shipment thereof to locations in the United States, the test facility referenced below, or otherwise, (ii) establish, staff, maintain and operate a test facility to test Product samples,
(iii) coordinate certification testing with outside labs, and (iv) provide quality control of in-plant production prior to shipping. Bell may, at its expense, inspect the test facility at any time and may observe the Company's in-plant production quality control processes, in each case, in order to ensure compliance with Bell's specifications.

3.4      Invoices and Document Control
         -----------------------------

The Company will obtain from sources of Product purchased by the Company on behalf of Bell, and will deliver to Bell, copies of all invoices for such purchases. The Company will provide document control including, purchase orders, invoices, shipping documents, and process control records relating to the manufacture and testing of components and finished goods.

3.5      Compliance with Law
         -------------------

In connection with the satisfaction of its obligations under this Agreement, the directors, officers, employees or agents of the Company and their respective affiliates will comply with all applicable law, and none of them (i) will use any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (ii) make any direct or indirect unlawful payments to government officials or others or establish or maintain any unlawful or unrecorded funds, (iii) violate any of the provisions of The Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder or (iv) receive any illegal discounts or rebates or violate any antitrust laws.

3.6      Exclusivity
         -----------

While this Agreement is in effect, the Company will not act as a buying agent for any other person or entity of goods that would be included within the definition of Product if purchased by Bell hereunder and will not purchase Product other than pursuant to this Agreement.

                                   ARTICLE IV

                                COVENANTS OF BELL
                                -----------------


4.1      Insurance
         ---------

Bell shall maintain at its sole expense throughout the term of this Agreement product liability insurance naming the Company as a named additional insured party with an insurer and in an amount reasonably acceptable to the Company. Bell shall deliver to the Company within 10 days of the execution of this Agreement certificates of insurance evidencing the coverage required by this section.

4.2      Assistance
         ----------

BSI shall assist, at the Company's request, in the identification, hiring and training of personnel by the Company necessary to meet its obligations hereunder, further, Bell shall provide all specifications, protocols, directions and instructions to the Company as contemplated by Section 3.3 of this Agreement.

4.3      Fees and Loans
         --------------

Bell shall pay Fees and repay Loan Advances as and when same are due.

4.4      Exclusivity
         -----------

While the Agreement is in effect, Bell shall not purchase Products other than pursuant to this Agreement.

                                    ARTICLE V

                                   TRADEMARKS

5.1      Trademarks
         ----------

Bell may not use the trademarks or trade names of the Company or its affiliates without prior written consent of the Company. The Company and its affiliates may not use the trademarks, trade names or design patents of Bell or any of its affiliates without prior written consent of Bell. Nothing contained herein shall limit in any respect Bell's use and application of its trademarks, trade names or design patents.

                                   ARTICLE VI

                   TERM, TERMINATION AND EFFECT OF TERMINATION

6.1      Term
         ----

The Term of this Agreement shall commence from the date of execution of this Agreement and unless terminated as hereinafter provided, this Agreement and the appointment of the Company hereunder shall continue in force indefinitely. There will be a period of transition during which Bell will begin to transition purchases of Product to the Company. Effective April 1, 1999, Bell will place with the Company all purchase orders for Product. The Company shall be entitled to Fees on all Products shipped on or after (but not before) April 1, 1999.

6.2      Immediate Termination By Either Party
         -------------------------------------

Upon the occurrence of any of the following events, either party may terminate this Agreement effective immediately upon written notice to the other:

         (a) The other party shall be or become insolvent as defined in the Bankruptcy Code, or is not generally paying its debts as such debts become due; makes any general assignment for the benefit of creditors; or becomes involved in a receivership, reorganization or any other law for the relief of debtors.

         (b) The other party shall fail to perform properly in all material respects its obligations hereunder and such failure shall not be remedied within fifteen (15) days after receipt of written notice pursuant to Section 8.2.

6.3      Termination on Notice by Either Party
         -------------------------------------

Either Party may terminate this Agreement at any time by giving the other party at least ninety (90) days prior written notice. Loan Advances and Fees will be due on all Product ordered during such ninety (90) day period.


                                   ARTICLE VII

             LIMITATION ON WARRANTIES AND RELIANCE; INDEMNIFICATION


7.1      Limitations on Warranties and Reliance
         --------------------------------------

Bell hereby acknowledges that the Company's expertise is in facilitating business operations in Asia and that the Company's expertise or knowledge about any aspect of the design, engineering or manufacture of bicycle helmets or bicycle accessories is limited to the training, standards, direction and other information provided to the Company with respect to Product testing and compliance by Bell. The Company shall be entitled to rely entirely upon Bell to provide appropriate product specifications and for compliance with all applicable legal requirements, including (without limitation) those related to consumer product safety and, other than for acts of gross negligence or intentional misconduct, it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with such standards and direction. The Company makes no warranties whatsoever regarding the Products and shall and does hereby assign to Bell any warranty with respect thereto to which the Company may be entitled. Bell expressly agrees that any claim it may have arising out of or related in any manner whatsoever to the Products, other than claims for breaches of this Agreement, shall be asserted against the actual manufacturer and not against the Company. EXCEPT FOR MATTERS EXPRESSLY COVERED BY THIS AGREEMENT THE COMPANY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE) RELATED IN ANY MANNER WHATSOEVER TO THE PRODUCTS.

7.2      Indemnification by BSI
         ----------------------

BSI agrees to indemnify and hold harmless (in accordance with the provisions of and subject to the limitations set forth in Section 7.4) the Company and its affiliates and their directors, officers, employees, agents, attorneys and consultants and their successors and assigns (the "Company Group Members") from and against any and all Losses and Expenses incurred by the Company Group Members in connection with or arising from: (a) any breach, or alleged breach, by Bell or other failure of Bell to perform any of the covenants of Bell contained in this Agreement; and (b) any Third Party Product Liability Claim, except to the extent such Third Party Product Liability Claim results from the gross negligence or intentional misconduct of any Company Group Member with respect to the fulfillment of this Agreement.

7.3      Indemnification by the Company
         ------------------------------

The Company agrees to indemnify and hold harmless (in accordance with the provisions of and subject to the limitations set forth in Section 7.4) Bell and its affiliates and their directors, officers, employees, agents, attorneys and consultants and their successors and assigns (the "Bell Group Members") from and against any and all Losses and Expenses incurred by the Bell Group Members in connection with or arising from any breach, or alleged breach, by the Company or other failure of the Company to perform any of the covenants of the Company contained in this Agreement, excluding Product Liability Claims with respect to which, and only to the extent that BSI is required to provide indemnification pursuant to Section 7.2(b).

7.4      Additional Limitations
         ----------------------

         (a) An indemnifying party shall have no obligation to pay indemnification for any Loss or Expense to the extent that recovery for such Loss or Expense is actually paid to the indemnified party under any policy of insurance. To the extent that an indemnified party is subsequently paid by an insurance company for any Loss or Expense with respect to which payment was previously received by the indemnified party hereunder, the indemnified party shall promptly, upon receipt of the insurance proceeds, reimburse the indemnifying party from the insurance proceeds in an amount up to the indemnifying party's prior payment to the indemnified party with respect to such Loss or Expense.

         (b) In calculating any Loss or Expense there shall be deducted the amount of any income tax benefit available to any indemnified person (or any of its affiliates) with respect to such Loss or Expense (after giving effect to the tax effect of receipt of the indemnification payments).

7.5      Notice of Claims
         ----------------

         (a) If the Company believes that it has suffered or incurred any Loss or incurred any Expense for which the Company believes BSI is required to provide indemnification pursuant to Section 7.2, the Company shall so notify Bell promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss or Expense shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which the Company intends to claim any liability or expense as Loss or Expense under this
             Article VII, the Company shall notify Bell promptly in writing of such action or suit.

         (b) If Bell believes that it has suffered or incurred any Loss or incurred any Expense for which Bell believes the Company is required to provide indemnification pursuant to Section 7.3, Bell shall so notify the Company promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss or Expense shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which Bell intends to claim any liability or expense as Loss or Expense under this
             Article VII, Bell shall notify the Company promptly in writing of such action or suit.

         (c) The amount to which an indemnified person shall be entitled under this Article VII shall be determined: (i) by the written agreement between the indemnified person and the indemnifying party; (ii) by final judgment or decree of a court of competent jurisdiction; or
             (iii) by any other means to which the indemnified person and the indemnifying party shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken have been finally determined. The indemnified person shall have the burden of proof in establishing the amount of the Loss and Expense suffered by it.

         (d) Notwithstanding the foregoing, the failure of any person hereto to give any notice described in this Section 7.5 shall not relieve any party hereto of its obligations hereunder, except to the extent such failure shall have prejudiced such party.

7.6      Third Party Claims
         ------------------

         (a) Subject  to  Section  7.6(b),  any  person  indemnified  under this
             Article VII shall have the right to conduct and control, through counsel of its choosing, any Third Party Claim and the person indemnified may compromise or settle the same, provided that the indemnified person shall give the indemnifying party at least 10 days' advance notice of any proposed compromise or settlement. The indemnified person shall permit the indemnifying party to participate in the defense of any Third Party Claim through counsel chosen by it, provided that the fees and expenses of such counsel shall be borne by the indemnifying party. Subject to Section 7.6(b), any compromise or settlement with respect to a claim for money damages effected after the indemnifying party by notice to the indemnified person shall have disapproved such compromise or settlement shall discharge the indemnifying party from liability with respect to the subject matter thereof, and no amount in respect thereof shall be claimed as Loss or Expense under this
             Article VII.

         (b) If the remedy sought in any Third Party Claim is solely money damages and will have no continuing effect on the business, reputation or future business prospects of any indemnified person, the indemnifying party shall have 15 business days after receipt of the notice referred to in the last sentence of Section 7.6(a) to notify the indemnified person that it elects to conduct and control such Third Party Claim. If the indemnifying party gives the foregoing notice, the indemnifying party shall have the right to undertake, conduct and control, through counsel of its own choosing and at the sole expense of the indemnifying party, the conduct and settlement of such Third Party Claim, and the indemnified person shall cooperate with the indemnifying party in connection therewith; provided that (i) the indemnifying party shall not thereby permit to exist any lien, encumbrance or other adverse charge upon any asset of any indemnified person; (ii) the indemnifying party shall permit the indemnified person to participate in such conduct or settlement through counsel chosen by the indemnified person, but the fees and expenses of such counsel shall be borne by the indemnified person except as provided in clause(iii) below; and (iii) the indemnifying party shall agree promptly to reimburse to the extent required under this Article VII the indemnified person for the full amount of any Loss arising from or relating to such Third Party Claim and all related Expense incurred by the indemnified person, except fees and expenses of counsel for the indemnified person incurred after the assumption of the conduct and control of such Third Party Claim by the indemnifying party. So long as the indemnifying party is contesting any such Third Party Claim in good faith, the indemnified person shall not pay or settle any such Third Party Claim. Notwithstanding the foregoing, the indemnified person shall have the right to pay or settle any such Third Party Claim, provided that in such event the indemnified person shall waive any right to indemnity therefor by the indemnifying party, and no amount in respect thereof shall be claimed as Loss or Expense under this Article VII.

7.7      Certain Definitions
         -------------------

As used in this Article VII the following terms have the meanings specified or referred to in this Section 7.7 and shall be equally applicable to both the singular and plural forms.

"Expenses" means any and all reasonable expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, consultants, expert witnesses, accountants and other professionals).

"Losses" means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, expenses, deficiencies or other charges.

"Product Liability Claim" means a claim that a defective Product caused personal injury.

"Third Party Claim" means a third party claim, action, suit, proceeding, investigation or other claim giving rise to a claim for indemnification under this Agreement.

"Third Party Product Liability Claim" means a Third Party Claim that is a Product Liability Claim.

7.8      Covenant Not To Sue
         -------------------

Bell agrees that it will not pursue any Product Liability Claim against any Company Group Member other than with respect to Product Liability Claims resulting from the gross negligence or intentional misconduct of a Company Group Member.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

8.1      Independent Contractor
         ----------------------

The relationship between the Company and Bell is that of principal (Bell) and buying agent (Company). This Agreement does not and is not intended to create in any manner or for any purpose whatsoever and nothing in it shall be construed to create an employer-employee, partnership or joint venture relationship or any other relationship other than that of principal and Independent Contractor. The Company's authority as a buying agent shall be limited to the authority expressly granted by Bell in, or in accordance with, this Agreement.

The Company shall be solely responsible for the payment of any and all compensation to any of its employees or agents performing services on its behalf in furtherance of the Company's obligations hereunder, and shall also be responsible for all federal, state, local and other taxes applicable to any such payments to its employees and agents. The Company agrees to indemnify and hold harmless Bell from any claim or liability relating to the payment or nonpayment of applicable taxes.

8.2      Notices
         -------

All notices, requests, offers and other communications required or permitted to be made under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after sent, if sent for next day delivery to a domestic address by a recognized overnight delivery service (e.g. Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:


To the Company or its affiliates at:       DS-MAX U.S.A. Inc.
                                           15 Chrysler Street
                                           Irvine, CA  92618
                                           Attention: Mr. Lawrence Tenebaum



                  With a copy to:          DS-MAX U.S.A. Inc.
                                           250 Granton Drive
                                           Richmond Hill, ON
                                           Canada  L4B 1H7
                                           Attention: Mr. Robert N. Feldman



To Bell:                                   Bell Sports, Inc.
                                           6350 San Ignacio Avenue
                                           San Jose, CA 95119
                                           Attention: Mr. Bill Bracy

Or at such other address as either party most recently may have designated in writing to the other party.

8.3      Assignment
         ----------

Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other party.


8.4      Sole and Entire Agreement
         -------------------------


This Agreement constitutes the sole and entire existing agreement between the parties with respect to the subject matter hereof, and completely and correctly expresses all of the rights and obligations of the parties. All prior agreements, conditions, practices, customs, usages and obligations are completely superseded and revoked, insofar as any such prior agreement, condition, practice, custom, usage or obligation might have given rise to any enforceable right.


8.5      Waivers
         -------


The waiver in any particular instance or series of instances of any term or condition of this Agreement or any breach hereof by any party shall not constitute a waiver of such term or condition or of any breach thereof in any other instance.


8.6      Amendment
         ---------


This Agreement is subject to amendment only by subsequent written agreement between, and executed by, the parties hereto. Commencement or continuation of any custom, practice or usage by any party shall not constitute an amendment hereof or otherwise give rise to enforceable rights or create obligations of any party.


8.7      Separability
         ------------


If any one or more provisions, clauses, paragraphs, subclauses or subparagraphs contained in this Agreement shall for any reason be held to be invalid, illegal, void or unenforceable, the same shall not affect any other provision, clause, paragraph, subclause or subparagraph of this Agreement, but this Agreement shall be construed as if such invalid, illegal, void or unenforceable provision, clause, paragraph, subclause or subparagraph had never been contained herein.

8.8      Duration of Rights
         ------------------


Rights and obligations created by or arising under this Agreement shall terminate automatically upon termination of this Agreement, except as otherwise expressly provided herein. The agreements contained in Section 4.1, 8.11 and
Article VII shall survive the termination of this agreement.


8.9      Captions; Definitions
         ---------------------


Any captions of articles, sections, subsections or paragraphs of this Agreement are solely for the convenience of the parties and are not a part of this Agreement or to be used for the interpretation of this Agreement or any provision hereof. Capitalized terms used herein without definition have the meanings assigned them in the Agreement.


8.10     Applicable Law
         --------------


The parties hereto hereby irrevocably submit in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the jurisdiction and venue of state and federal courts located in Santa Clara County, California and hereby waive any and all objections to such jurisdiction that they may have under the laws of the State of California or the United States and they hereby waive any and all claims that such suit, action or proceeding is brought in an inconvenient forum that they may have under the laws of the State of California or the United States.


8.11     Confidentiality
         ---------------


         (a) The parties agree that the terms of this Agreement are to be held confidential and shall not be disclosed to any other person or entity, except as required by law or legal process, and except that either party may disclose the terms hereof to its legal counsel or other advisors.


         (b) The parties recognize that the sales techniques, operations manuals, memoranda, corporate documents, financial documents, trade information, purchase schedules, vendor schedules, manufacturing sources, catalogues, price lists, customer lists, pricing structure and other information used by them in the purchasing, promotion, distribution or sale of products is confidential information (hereinafter "Confidential Information"). The parties also recognize that the Confidential Information of each of the parties
             (1) was designed and developed by such party at great expense and over lengthy periods of time; (2) is secret, confidential and unique; (3) constitutes the exclusive property and/or trade secrets of such party, and (4) that any use of the Confidential Information by the other of them for any purpose other than in accordance with this Agreement and in furtherance of obligations hereunder would be wrongful and would cause irreparable injury to the aggrieved party for which damages are not an adequate remedy.


         (c) Except as its duties hereunder may require, or as each party may otherwise consent in writing, the parties will not at any time disclose or use, either during the term or after the expiration or termination of this Agreement, the Confidential Information of the other party. The parties agree that they will not use or disclose any confidential information obtained from a competitor.


         (d) Bell and the Company agree that in the event either party commits a breach or threatens to commit a breach of any of the provisions of this Section 8.11 the other party (the "Aggrieved Party") shall have the right and remedy to have the provisions of this Section
             8.11 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate irreparable injury to the Aggrieved Party and that money damages will not provide an adequate remedy at law for any such breach or threatened breach. Such right and remedy shall be in addition to, and not in lieu of, any other rights and remedies available to the Aggrieved Party under this Agreement or at law or in equity.


8.12     Counterparts
         ------------


This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


8.13     Covenant not to Compete and Confidentiality
         -------------------------------------------


During the term of this Agreement, neither the Company nor any of its officers, directors, stockholders, employees, agents, representatives or any affiliates, if any thereof will (1) engage in the same or similar line of business as that carried on by Bell; or (2) directly or indirectly, serve, advise or be employed by any individual firm or corporation or other business or entity engaged in the same or similar line of business as that carried on by Bell; or (3) represent, offer for sale or sell any bicycle accessories, helmets, bicycle or other goods that are similar to or competitive with the Products.


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

SIGNED, SEALED AND DELIVERED        )    DS-MAX U.S.A. INC.
         In the presence of         )
                                    )    per:
                                    )    Lawrence Tenebaum
                                    )    Chief Executive Officer
                                    )
                                    )    BELL SPORTS, INC.
                                    )
                                    )    per:
                                    )    Bill Bracy
                                    )    Group President
                                    )
                                    )    BELL SPORTS CANADA, INC.
                                    )
                                    )    per:
                                    )    Josh Greenberg
                                    )    President
                                    )
                                    )    BELL SPORTS
                                    )             AUSTRALIA PTY LTD.
                                    )
                                    )
                                    )    per:
                                    )    Roger Dulhunty
                                    )    General Manager